UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                           _________________


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                     Date of Report:  May 30, 1996
                      (Date of earliest event reported)

                           _________________


                           MAF BANCORP, INC.
                  (Exact name of Registrant as specified in
                             its governing instruments)


                               Delaware
                 (State or other jurisdiction of organization)



      0-18121                               36-3664868
(Commission File Number)      (I.R.S. Employer Identification No.)


                      55th Street & Holmes Avenue
                       Clarendon Hills, Illinois
                   (Address of principal executive office)


                                 60514
                               (Zip Code)


                             708/325-7300
             (Registrant's telephone number, including area code)



                                  N/A
          (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.

          On May 30, 1996, MAF Bancorp, Inc. (the "Registrant") completed its merger with N.S. Bancorp, Inc. pursuant to a definitive merger agreement dated as of November 29, 1995. As a result of the merger, N.S. Bancorp has been merged into Registrant and Northwestern Savings Bank, a wholly owned subsidiary of N.S. Bancorp, has been merged into Mid America Federal Savings Bank, a wholly owned subsidiary of MAF Bancorp. The transaction is being accounted for using the purchase method of accounting.

          Based on the average of the closing bid and asked prices of Registrant's common stock as reported on the NASDAQ National
Market System on May 29, 1996, the aggregate merger consideration paid by Registrant was $269.7 million, including the value paid for N.S. Bancorp stock options. The merger consideration paid to shareholders of N.S. Bancorp was comprised of shares of Registrant's common stock and cash. Each issued and outstanding share of N.S. Bancorp common stock will be exchanged for 0.8529 shares of Registrant's common stock plus cash in the amount of $20.1799 per share, in accordance with the terms of the merger agreement.

Item 7.   Financial Statements and Exhibits.

a.   Financial Statements of N.S. Bancorp, Inc.

     The following financial statements of N.S. Bancorp are incorporated herein by reference to the Annual Report on Form 10-K filed by N.S. Bancorp with the Securities and Exchange
Commission (File No. 0-18882) for the year ended December 31,
1995, which report was also incorporated by reference in Registrant's Form S-4 Registration Statement, as amended
(No. 333-02330), filed with the Securities and Exchange
Commission on April 25, 1996:

     Independent Auditors' Report of Ernst & Young LLP

     Consolidated Statements of Financial Condition as of
     December 31, 1995 and 1994

     Consolidated Statements of Operations for the Years Ended
     December 31, 1995, 1994 and 1993

     Consolidated Statements of Stockholders' Equity for the
     Years Ended December 31, 1995, 1994 and 1993

     Consolidated Statements of Cash Flows for the Years Ended
     December 31, 1995, 1994 and 1993

     Notes to Consolidated Financial Statements

     The following financial information of N.S. Bancorp, Inc. is incorporated herein by reference to the Quarterly Report on Form 10-Q filed by N.S. Bancorp with the Securities and Exchange
Commission (File No. 0-18882) for the three months ended
March 31, 1996:

     Consolidated Statement of Financial Condition as of
     March 31, 1996 (unaudited)

     Consolidated Statements of Operations for the Three Months
     Ended March 31, 1996 and 1995 (unaudited)

     Consolidated Statements of Retained Earnings for the Three
     Months Ended March 31, 1996 and 1995 (unaudited)

     Consolidated Statements of Cash Flows for the Three Months
     Ended March 31, 1996 and 1995 (unaudited)

     Notes to Consolidated Financial Statements (unaudited)

b.   Pro Forma Financial Information.

     The pro forma financial information required by this item was not available at the time of filing this Current Report on Form 8-K. Pro forma information will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date of this Current Report on Form 8-K.

c.   Exhibits.

     23.  Consent of Ernst & Young LLP

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  MAF Bancorp, Inc.


                                  By: /s/ JERRY A. WEBERLING
                                      Jerry A. Weberling,
                                      Chief Financial Officer

Dated:  June 11, 1996

                            EXHIBIT INDEX


Exhibit 23    Consent of Ernst & Young LLP